EXHIBIT 99.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of December 29, 2005 (the “Effective Date”), by and among Brush Engineered Materials Inc., an Ohio corporation (the “Company”), the other Borrowers (as defined in the Credit Agreement (as defined below)), the other Loan Parties (as defined in the Credit Agreement), the Lenders (as defined in the Credit Agreement) and JPMorgan Chase Bank, N.A., a national banking association (the “Agent”).

WHEREAS, the Company, the other Borrowers, the other Loan Parties, the Lenders, and the Agent entered into a Credit Agreement dated as of December 4, 2003, as amended by that certain First Amendment to Credit Agreement entered into on March 1, 2004, that Second Amendment to Credit Agreement entered into on December 22, 2004 and that Third Amendment to Credit Agreement entered into on October 5, 2005 (as amended, and as may from time to time be further amended, restated, modified or supplemented, the “Credit Agreement”);

WHEREAS, the Company, the other Borrowers, the other Loan Parties, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement as set forth in and pursuant to the terms and conditions of this Amendment; and

WHEREAS, the defined terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement;

NOW, THEREFORE, for valuable consideration received to their mutual satisfaction, the parties hereby agree as follows:

1. Amendment to Recitals. The first recital to the Credit Agreement is hereby amended by deleting the text “$105,000,000” contained therein and replacing it with the text “$125,000,000.”

2. Amendments to Article I. (a) The definitions of “Aggregate Commitment,” “Aggregate Revolving Commitment,” “Aggregate Singapore Commitment,” “Bank One,” “Domestic Borrowing Base,” “Permitted Precious Metals Agreements” and “Singapore Borrowing Base” contained in Article I of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

“Aggregate Commitment” means the amount of $125,000,000, as reduced from time to time pursuant to the terms hereof.

“Aggregate Revolving Commitment” means the amount of $125,000,000, as reduced from time to time pursuant to the terms hereof.

“Aggregate Singapore Commitment” means the aggregate of the Singapore Commitments of all Singapore Lenders, as reduced from time to time pursuant to the terms hereof, which Aggregate Singapore Commitment shall be in the amount of Ten Million Dollars ($10,000,000).

“Bank One” means JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA, a national banking association, in its individual capacity, and its successors.

“Domestic Borrowing Base” means, at any time, with respect to each Domestic Borrower, the sum of (a) up to 85% of such Borrower’s Eligible Accounts at such time, plus (b) 85% of the Net Orderly Liquidation Value of such Borrower’s Eligible Inventory, plus (c) an amount equal to (i) $25,000,000 minus (ii) (A) $694,444.44 multiplied by (B) the number of whole months that have elapsed since December 29, 2005; provided that the amount calculated pursuant to this clause (c) shall not be less than $0; provided further that this clause (c) shall apply only to the Aggregate Domestic Borrowing Base, plus (d) an amount equal to (i) $20,000,000 minus (ii) $714,285.70, multiplied by the number of full or partial Fiscal Quarters that have elapsed since March 30, 2006; provided that the amount calculated pursuant to this clause (d) shall not be less than $0, minus (e) Reserves related to such Borrower. The Agent may, in its Permitted Discretion, reduce the advance rates set forth above or reduce one or more of the other elements used in computing the Domestic Borrowing Base.

“Permitted Precious Metals Agreements” means precious metals agreements and arrangements (whether styled as debt, a lease, a consignment or otherwise) entered into from time to time by any Loan Party, but only to the extent that the aggregate Dollar Equivalent of the precious metals subject thereto does not exceed $108,000,000. For purposes of this definition, “precious metals” shall include, without limitation, gold, silver, platinum, palladium and copper (even though copper is not generally deemed to be a precious metal).

“Singapore Borrowing Base” means, at any time, with respect to the Singapore Borrower, up to 85% of such Borrower’s Eligible Accounts at such time, minus Reserves related to such Borrower. The Singapore Borrowing Base shall be calculated and reported in Dollars; provided that, for the purposes of calculating the Aggregate Borrowing Base, such amount shall not exceed $10,000,000. The Agent may, in its Permitted Discretion, reduce the advance rate set forth above or reduce one or more of the other elements used in computing the Singapore Borrowing Base.

3. Amendment to Section 2.1.2. Section 2.1.2(a) of the Credit Agreement is hereby amended by deleting the text “$35,000,000” contained in the first sentence thereof and replacing it with the text “$45,000,000”.

4. Amendment to Section 6.20. Section 6.20(l) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(l) Other Investments in non-Loan Party Subsidiaries in an amount not to exceed $10,000,000 at any time.

5. CIT Assignment and Assumption. For an agreed consideration, The CIT Group/Business Credit, Inc. (“CIT”) hereby irrevocably sells and assigns to each of the other Lenders (other than Fifth Third Bank), on a pro rata basis, and each other such Lender hereby irrevocably purchases and assumes from CIT, subject to and in accordance with the Standard Terms and Conditions attached hereto as Exhibit B and the Credit Agreement, as of the Effective Date, the interest in and to all of CIT’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents all of CIT’s outstanding rights and obligations under the credit facility (including without limitation any letters of credit, guaranties and swingline loans included in such facilities and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of CIT against any Person whether known or unknown arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby) (the “Assigned Interest”). Such sale and assignment is without recourse to CIT and, except as expressly provided in this Amendment, without representation or warranty by CIT.

6. Amendment to the Commitment Schedule. The Commitment Schedule attached to the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the Commitment Schedule attached hereto as Exhibit A.

7. Post-Closing Conditions. The Loan Parties shall (a) by no later than February 17, 2006, execute and deliver, or cause to be executed and delivered, to the Agent such documents and agreements and shall take or cause to be taken such actions as the Agent may reasonably require to insure that the terms of the this Amendment have been captured in the Collateral Documents, including, without limitation, executing amendments to the Mortgages in recordable form, and (b) by no later than March 31, 2006, notwithstanding any provision contained in the Credit Agreement to the contrary, at their sole expense, provide the Agent with appraisals or updates thereof of their Inventory, Equipment and real Property from an appraiser, and prepared on a basis, reasonably satisfactory to the Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulations and by the internal policies of the Lenders.

8. Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders that (a) it has the power and authority and legal right to execute and deliver this Amendment, (b) the execution and delivery by such Loan Party of this Amendment, and the performance of its obligations hereunder, have been duly authorized by proper proceedings, and (c) this Amendment constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and except as the same may be subject to general principles of equity.

9. Fees. The Company hereby agrees to reimburse the Agent for any and all out-of-pocket costs, fees and expenses incurred in connection with this Amendment, including, without limitation, attorney’s fees.

10. General Terms. This Amendment shall be effective as of the Effective Date. Except as specifically amended herein, directly or by reference, all of the terms and conditions set forth in the Credit Agreement are confirmed and ratified, and shall remain as originally written. This Amendment shall be construed in accordance with the laws of the State of Ohio, without regard to principles of conflict of laws. The Credit Agreement and all other Loan Documents shall remain in full force and effect in all respects as if the unpaid balance of the principal outstanding, together with interest accrued thereon, had originally been payable and secured as provided for therein, as amended from time to time and as modified by this Amendment. Nothing herein shall affect or impair any rights and powers which the Company, any other Borrower, any Loan Party, any Lender or the Agent may have under the Credit Agreement and any and all other Loan Documents. Headings and footers in this Amendment are for convenience of reference only and shall not govern the interpretation of any of the provisions of this Amendment.

11. No Effect. The parties hereto agree that this Amendment shall in no manner affect or impair the liens and security interests evidenced by the Credit Agreement and/or any other instruments evidencing, securing or related to the Obligations.

12. Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts and all such counterparts shall constitute one agreement binding on all the parties, notwithstanding that the parties are not signatories to the same counterpart. The parties may execute this Amendment by facsimile, and all such facsimile signatures shall have the same force and effect as manual signatures delivered in person.

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IN WITNESS WHEREOF, the Company, the other Borrowers, the Lenders and the Agent have executed this Amendment as of the date first above written.

BORROWERS:

BRUSH ENGINEERED MATERIALS INC.	BEM SERVICES, INC.
By: /s/ Gary W. Schiavoni Name: Gary W. Schiavoni Title: Asst Treasurer and Asst Secretary	By: /s/ Michael C. Hasychak Name: Michael C. Hasychak Title: Vice President, Treasurer and Secretary

BRUSH INTERNATIONAL, INC. By: /s/ Gary W. Schiavoni Name: Gary W. Schiavoni Title: Secretary	BRUSH WELLMAN INC. By: /s/ Michael C. Hasychak Name: Michael C. Hasychak Title: Vice President, Treasurer and Secretary

ZENTRIX TECHNOLOGIES INC. By: /s/ Gary W. Schiavoni Name: Gary W. Schiavoni Title: Treasurer and Assistant Secretary	BRUSH RESOURCES INC. By: /s/ Michael C. Hasychak Name: Michael C. Hasychak Title: Treasurer

BRUSH CERAMIC PRODUCTS INC. By: /s/ Gary W. Schiavoni Name: Gary W. Schiavoni Title: Treasurer and Assistant Secretary	CIRCUITS PROCESSING TECHNOLOGY, INC. By: /s/ Michael C. Hasychak Name: Michael C. Hasychak Title: Chief Financial Officer and Secretary

TECHNICAL MATERIALS, INC. By: /s/ Gary W. Schiavoni Name: Gary W. Schiavoni Title: Asst Treasurer and Asst Secretary	WILLIAMS ADVANCED MATERIALS INC. By: /s/ Michael C. Hasychak Name: Michael C. Hasychak Title: Vice President, Secretary and Treasurer

WILLIAMS ACQUISITION, LLC By: /s/ Gary W. Schiavoni Name: Gary W. Schiavoni Title: Asst Treasurer and Asst Secretary

SINGAPORE BORROWER:

BRUSH WELLMAN (SINGAPORE) PTE LTD.

By: /s/ Tony Ong Wee Swez
Name: Tony Ong Wee Swez
Title: Managing Director

LENDERS:

JPMORGAN CHASE BANK, N.A.

Individually, as the Agent, a Lender and LC Issuer

By: /s/ Paul A. Taubeneck
Name: Paul A. Taubeneck
Title: Assistant Vice President
JPMORGAN CHASE BANK, N.A. Singapore Branch
as a Lender

By: /s/ Paul A. Taubeneck
Name: Paul A. Taubeneck
Title: Assistant Vice President

LASALLE BANK NATIONAL ASSOCIATION

as a Lender

By: /s/ Patrick F. Dunphy
Name: Patrick F. Dunphy
Title: First Vice President

RZB FINANCE LLC
as a Lender

By: /s/ Christoph Hoedl
Name: Christoph Hoedl
Title: Group Vice President

By: /s/ John A. Valiska
Name: John A. Valiska
Title: First Vice President

FIFTH THIRD BANK

as a Lender

By: /s/ Kenneth A. Horner
Name: Kenneth A. Horner
Title: Vice President

UPS CAPITAL CORPORATION
as a Lender

By: /s/ John P. Holloway
Name: John P. Holloway
Title: Director of Portfolio Management

THE CIT GROUP/BUSINESS CREDIT, INC.

as a Lender

By: /s/ Matthew DeFranco
Name: Matthew DeFranco
Title: Assistant Vice President

Exhibit A

COMMITMENT SCHEDULE

Lender	Aggregate Commitment	Singapore
	—	Sub-Commitment
JPMorgan Chase Bank, N.A.	52,368,421.07	$10,000,000

LaSalle Bank National Association	26,315,789.47

Fifth Third Bank	20,000,000.00

UPS Capital Corporation	13,157,894.73

RZB Finance LLC	13,157,894.73

Total	$125,000,000.00	$10,000,000.00

Exhibit B

TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 CIT. CIT represents and warrants that (a) it is the legal and beneficial owner of the Assigned Interest, (b) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (c) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby. Neither CIT nor any of its officers, directors, employees, agents or attorneys shall be responsible for (a) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (b) the execution, legality, validity, enforceability, genuineness, sufficiency, perfection, priority, collectibility, or value of the Loan Documents or any collateral thereunder, (c) the financial condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, (d) the performance or observance by the Borrowers, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document, (e) inspecting any of the property, books or records of the Borrowers, or any guarantor, or (f) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

1.2. Lenders. Each Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and (ii) agrees to indemnify and hold CIT harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by CIT in connection with or arising in any manner from any Lender’s non-performance of the obligations assumed under this Amendment, and (b) agrees that (i) it will, independently and without reliance on the Agent, CIT or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will continue to perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. Each Lender shall pay CIT, on the Effective Date, the amount agreed to by CIT and each Lender. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to CIT for amounts which have accrued to but excluding the Effective Date and to the Lenders for amounts which have accrued from and after the Effective Date.